The Chefs’ Warehouse, Inc. 8-K

Exhibit 10-1

AMENDMENT NO. 5

Dated as of April 6, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 (this “Amendment”) is made as of April 6, 2015 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.          Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)      The definition of “Prudential Financing” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) replace the figure “$100,000,000” set forth therein with the figure “$125,000,000” and (y) replace the reference to “April 17, 2023” set forth therein with “(i) April 17, 2023, in the case of the Prudential Series A Notes, and (ii) October 17, 2020, in the case of the Prudential Series B Notes,”.

(b)      The definition of “Prudential Notes” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Prudential Notes” means, collectively, (i) the Prudential Series A Notes and (ii) the Prudential Series B Notes.”

(c)      Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

““Prudential Series A Notes” means the Guaranteed Senior Secured Notes due April 17, 2023 issued by the Prudential Note Co-Issuers pursuant to the terms of the Prudential Note Agreement in connection with the Prudential Financing, as they may be amended, restated, supplemented or otherwise modified from time to time.”

““Prudential Series B Notes” means the 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 issued by the Prudential Note Co-Issuers pursuant to the terms of the Prudential Note Agreement in connection with the Prudential Financing, as they may be amended, restated, supplemented or otherwise modified from time to time.”

2.          Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)      the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent;

(b)      the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors; and

(c)      the conditions precedent to the effectiveness of that certain Amendment No. 4 to the Credit Agreement, dated as of January 9, 2015, shall have been satisfied.

3.          Authorization of Agents. Each Lender party hereto hereby consents to and authorizes each of the Agents to execute and deliver an amendment to the Intercreditor Agreement, substantially in the form set forth on Exhibit B hereto.

4.          Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)      This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)      As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

5.          Reference to and Effect on the Credit Agreement.

(a)      Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)      Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c)      Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)      This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

6.          Release of Claims.

(a)        Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each of the Lenders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Loan Parties or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b)      Each of the Loan Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

7.          Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.          Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:	/s/ Diane Bredehoft
Name:	Diane Bredehoft
Title:	Authorized Officer

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	Senior Vice President

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Mark W. Piekos
Name:	Mark W. Piekos
Title:	Managing Director

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

GE CAPITAL BANK, formerly known as GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Woodrow Broaders Jr.
Name:	Woodrow Broaders Jr.
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 5 to Amended and Restated Credit Agreement is dated as of April 6, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated April 6, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

QZ ACQUISITION (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CW LV REAL ESTATE LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

ALLEN BROTHERS 1893, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT B

Amendment to Intercreditor Agreement

[Attached]

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EXECUTION COPY

AMENDMENT NO. 1

TO

INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of April 6, 2015, is entered into by and between JPMorgan Chase Bank, N.A., as Agent (in such capacity, the “Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the holders of the Pru Notes listed on the signature pages hereof (collectively, the “Pru Noteholders”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Intercreditor Agreement referenced below.

WITNESSETH

WHEREAS, the Agent, the Collateral Agent and the Pru Noteholders are parties to an Intercreditor Agreement, dated as of April 17, 2013 (as previously amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); and

WHEREAS, the Agent, the Collateral Agent and the Pru Noteholders have agreed to amend the Intercreditor Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Intercreditor Agreement is hereby amended as follows:

(a)      The second WHEREAS clause in the recitals to the Intercreditor Agreement is hereby amended and restated to read as follows:

WHEREAS, the Pru Noteholders listed on Annex II attached hereto are the holders of (i) the Guaranteed Senior Secured Notes due April 17, 2023 in an aggregate principal amount of $100,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series A Pru Notes”) and (ii) the 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 in an aggregate principal amount of $25,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series B Pru Notes”; the Series A Pru Notes and the Series B Pru Notes are collectively referred to herein as the “Pru Notes”), in each case, issued pursuant to a Note Purchase and Guarantee Agreement, dated as of the date hereof between the Loan Parties, on the one hand, and the Pru Noteholders listed on Annex II attached hereto and such other noteholders as may acquire notes thereunder as therein provided, on the other hand (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pru Note Agreement”);

(b)      The definition of “Collateral Agent’s Expenses” set forth in Section 1 of the Intercreditor Agreement is hereby amended to replace the phrase “and each Collateral Document” with the phrase “, each Collateral Document and each Specified Transaction Document”.

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(c)      Section 1 of the Intercreditor Agreement is hereby amended to add the following new term and related definition therein:

“Specified Transaction Documents” means, collectively, (i) that certain Subordination Agreement, dated as of April 6, 2015, by and between T.J. Foodservice Co., Inc. and TJ Seafood, LLC, as the Noteholders, and the Collateral Agent and (ii) each other document designated from time to time as a “Specified Transaction Document” hereunder by the Agent, the Pru Noteholders, and the Collateral Agent, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d)      Section 2 of the Intercreditor Agreement is hereby amended to replace, in each of the four instances, the phrase “and the Collateral Documents” set forth therein with the phrase “, the Collateral Documents and the Specified Transaction Documents”.

(e)      Section 3 of the Intercreditor Agreement is hereby amended to (i) add the phrase “and the Specified Transaction Documents” immediately following the phrase “under the Collateral Documents” set forth therein, (ii) add the phrase “or the Specified Transaction Documents” immediately following the phrase “under any of the Collateral Documents” set forth therein and (iii) replace the phrase “or any Collateral Document” set forth therein with the phrase “, any Collateral Document or any Specified Transaction Document”.

(f)      Section 4 of the Intercreditor Agreement is hereby amended and restated to read as follows:

Authorization to Execute Collateral Documents and Specified Transaction Documents. If the Collateral Agent receives written notice from either the Agent or a Pru Noteholder at any time or from time to time hereunder that Collateral Documents in connection with the grant of a security interest in and lien against the assets of a Borrower and/or a Guarantor or that Specified Transaction Documents, in either case, are required pursuant to the Bank Credit Agreement or the Pru Note Agreement, the Collateral Agent is authorized to and shall execute and deliver such Collateral Documents or such Specified Transaction Documents, as applicable, as the Agent or such Pru Noteholder shall direct requiring execution and delivery by it and is authorized to and shall accept delivery from any Borrower of such Collateral Documents or such Specified Transaction Documents, as applicable, as the Agent or the Pru Noteholder shall direct which do not require execution by the Collateral Agent, provided, however, that the Collateral Agent shall not execute a Collateral Document or Specified Transaction Document providing for a lien on real property without the approval of the Requisite Secured Parties.

(g)     Section 5 of the Intercreditor Agreement is hereby amended to (i) replace the phrase “and the Collateral Documents” set forth therein with the phrase “, the Collateral Documents and the Specified Transaction Documents” and (ii) replace the phrase “or any Collateral Document” with the phrase “, any Collateral Document or any Specified Transaction Document”.

(h)     Section 6 of the Intercreditor Agreement is hereby amended to add the phrase “and Specified Transaction Documents” immediately following the phrase “any of the Collateral Documents”.

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(i)      Section 7 of the Intercreditor Agreement is hereby amended to (i) replace the phrase “and any of the Collateral Document” with the phrase “, any of the Collateral Documents and any of the Specified Transaction Documents”, (ii) replace the phrase “or any of the Collateral Documents” with the phrase “, any of the Collateral Documents or any of the Specified Transaction Documents” and (iii) replace the phrase “and the Collateral Documents” with the phrase “, the Collateral Documents and the Specified Transaction Documents”.

(j)      Sections 11 and 12 of the Intercreditor Agreement is hereby amended to replace, in each instance, the phrase “and the Collateral Documents” set forth therein with the phrase “, the Collateral Documents and the Specified Transaction Documents”.

(k)     Section 13 of the Intercreditor Agreement is hereby amended to (i) replace, in each of the two instances, the phrase “any Collateral Document or Guaranty” set forth therein with the phrase “any Collateral Document, Specified Transaction Document or Guaranty” and (ii) replace the phrase “any Collateral Document, Guaranty” set forth therein with the phrase “any Collateral Document, Specified Transaction Document, Guaranty”.

(l)      Section 14 of the Intercreditor Agreement is hereby amended to (i) add the phrase “or Specified Transaction Document” immediately following the phrase “under any Collateral Document” and (ii) add the phrase “and the Specified Transaction Documents” immediately following the phrase “and under the Collateral Documents”.

(m)      Section 16 of the Intercreditor Agreement is hereby amended to (i) add the phrase “, Specified Transaction Documents” immediately following the phrase “under its Collateral Documents,” set forth therein and (ii) add, in each instance, the phrase “or the Specified Transaction Documents” immediately following the phrase “of the Collateral Documents” set forth therein.

(n)      Section 18 of the Intercreditor Agreement is hereby amended to add, in each of the three instances, the phrase “and the Specified Transaction Documents” immediately following the phrase “under the Collateral Documents” set forth therein.

(o)      Section 21 of the Intercreditor Agreement is hereby amended to (i) add the phrase “and the Specified Transaction Documents” at the end of the title thereof and (ii) add the phrase “or any Specified Transaction Document” immediately following the phrase “any Collateral Document” set forth therein.

(p)      Section 23 of the Intercreditor Agreement is hereby amended to add the phrase “or the Specified Transaction Documents” immediately after the phrase “under the Collateral Documents” set forth therein.

(q)      Section 38 of the Intercreditor Agreement is hereby amended to add the phrase “, the Specified Transaction Documents,” immediately following the phrase “the Collateral Documents” set forth therein.

(r)      Annex I to the Intercreditor Agreement is hereby amended and restated to read as set forth on Exhibit A hereto.

Section 2.      Conditions of Effectiveness. This Amendment shall be effective upon the execution by each of the parties hereto of a counterpart signature page to this Amendment.

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Section 3.      Effect on Intercreditor Agreement.

(a)     Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Intercreditor Agreement, as amended and modified hereby.

(b)     Except as specifically amended and modified above, the Intercreditor Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

Section 4.      Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Section 5.      Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 6.      Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile or other electronic transmission of the signature of any party hereto shall be effective as an original signature.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as the Agent and the Collateral Agent

By	/s/ Diane Bredehoft
Name: Diane Bredehoft
Title: Authorized Officer

Signature Page to Amendment No. 1 to Intercreditor Agreement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Pru Noteholder

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY, as a Pru Noteholder

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as a Pru Noteholder

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Pru Noteholder

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

Signature Page to Amendment No. 1 to Intercreditor Agreement

Acknowledged and agreed as of the date first written above:

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Amendment No. 1 to Intercreditor Agreement

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Amendment No. 1 to Intercreditor Agreement

QZ ACQUISITION (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CW LV REAL ESTATE LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Signature Page to Amendment No. 1 to Intercreditor Agreement

ALLEN BROTHERS 1893, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Exhibit A

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to the Agent, the Banks and/or the Collateral Agent shall be delivered to the following:

JPMorgan Chase Bank, N.A.

106 Corporate Park Drive

White Plains, New York 10604-3806

Attention: Diane Bredehoft

Telecopy No.: 914-993-7909

diane.bredehoft@chase.com